UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2011

SHORE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

18 East Dover Street, Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (410) 763-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On April 26, 2011, Shore Bancshares, Inc. (the “Company”) issued a press release describing its financial results for the quarter ended March 31, 2011. The press release, as issued, contained a typographical error on page 2, in that the amount stated as the decrease in total noninterest expense for the first quarter of 2011 when compared to the first quarter of 2010 should have read “$430 thousand” rather than “$430”.  A copy of the press release, revised to correct this error, is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on April 27, 2011, the stockholders voted on:  (i) the election of five director nominees (Proposal 1), (ii) the ratification of the appointment of the Company’s independent registered public accounting firm for fiscal year 2011 (Proposal 2); (iii) the adoption of non-binding advisory resolution approving the compensation of the Company’s named executive officers (Proposal 3); and (iv) the frequency (every one, two or three years) of future stockholder advisory votes on the compensation of the named executive officers (non-binding advisory vote).  These matters were submitted to a vote through the solicitation of proxies.  The results of the votes are set forth below:

Proposal 1 - To elect one individual to serve as a Class I Director until the 2013 Annual Meeting of Stockholders and four individuals to serve as Class II Directors until the 2014 Annual Meeting of Stockholders.

	For	Withheld	Abstain	Broker Non-Votes
Class I Director
Frank E. Mason, III	3,561,984	138,115	-	1,809,850

Class II Directors
Herbert L. Andrew, III	3,326,092	374,007	-	1,809,850
Blenda W. Armistead	3,568,920	131,179	-	1,809,850
Neil R. LeCompte	3,576,790	123,309	-	1,809,850
F. Winfield Trice, Jr.	3,563,091	137,008	-	1,809,850

Proposal 2 - To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for fiscal year 2011.

For	Against	Abstain	Broker Non-Votes
5,438,616	39,627	31,706	-

Proposal 3 - To adopt a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
3,355,359	269,456	75,283	1,809,851

Proposal 4 - To recommend, by non-binding advisory vote, the frequency (every one, two or three years) of future stockholder advisory votes on the compensation of the named executive officers.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
3,373,874	50,322	201,955	73,688	1,810,110

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1      Press release dated April 26, 2011 (furnished herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: April 28, 2011	By:	/s/ W. Moorhead Vermilye
W. Moorhead Vermilye
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated April 26, 2011 (furnished herewith).